Prepayment for Construction in Progress	6 Months Ended
Mar. 31, 2026
Prepayment for Construction in Progress [Abstract]
PREPAYMENT FOR CONSTRUCTION IN PROGRESS

NOTE 10 — PREPAYMENT FOR CONSTRUCTION IN PROGRESS

On June 25, 2021, the Company entered into a construction contract with a sub-contractor, Jiangxi Chenyuan Construction Project Co., Ltd. (“Chenyuan”), pursuant to which, Chenyuan was engaged to construct four manufacturing factory buildings and an office building for the Company with a contract sum of RMB165 million (approximately $23.9 million). The construction work started on August 8, 2021, with an originally estimated completion date on August 7, 2023.

At beginning of the year ended December 31, 2024, due to resurgence of the COVID-19 pandemic, which resulted in lingering logistic disruption, material and labor shortage, and domestic travel restriction, the Company re-estimated that the completion date would be postponed to December 2024. However, during the year 2024, new information was discovered about the topographical and surface structures of the land, which required Chenyuan to re-conduct the geological survey. As a result, the construction progress was further delayed that cause the re-estimated completion date of December 2024 was not met.

In April 2025, Ministry of Emergency Management of PRC issued Specification for safety management of fine chemical enterprises, pursuant to which, enterprises should not set up employee dormitories within the factory premises. Because of this new regulation. the Company had to redesign the project, and the expected completion date of this construction project is further delayed to June 30, 2028. As of March 31, 2026, the Company had made a prepayment of approximately RMB69.2 million (approximately $10.0 million) to Chenyuan for land improvement, building foundation and the construction of the manufacturing factories.

During the year ended September 30, 2022, $414,251 (approximately RMB2.9 million) of the prepayment was re-classified to property, plant and equipment in the consolidated balance sheets. During the year ended September 30, 2025, management carried out impairment assessment on the prepayment for CIP project. The prepayment is refundable on-demand if the CIP project is aborted, management has assessed the recoverability of this prepayment to be approximately $8.9 million, and impairment loss of $481,109 was recognized in the profit or loss.

As of March 31, 2026, future additional capital expenditures on the CIP project are estimated to be approximately RMB95.8 million (equivalent to $13.9 million), of which approximately $3.6 million is required within the next 12 months. The Company currently plans to fund its ongoing CIP project construction through cash collected from accounts receivable and, if necessary, borrowings from PRC banks.

As of March 31, 2026, future minimum capital expenditures on the Company’s CIP project are estimated as follows:

Twelve months ending March 31,	Capital Expenditure on CIP
2027	$3,624,239
2028	3,624,239
2029	5,443,607
2030	1,195,999
Total	$13,888,084